UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 24, 2014

PROS Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-33554	76-0168604
(Commission File Number)	(IRS Employer Identification No.)

3100 Main Street, Suite 900 Houston TX	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(713) 335-5151

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 8, 2014 PROS Holdings, Inc. (the "Company") announced the completion of its acquisition of Cameleon Software SA ("Cameleon") pursuant to the Tender Offer Agreement, dated as of October 24, 2013 by and between the Company and Cameleon.

This Amendment on Form 8-K/A ("Amendment") is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by the Company on January 8, 2014 (the "January Form 8-K"). This Amendment provides the audited historical financial statements of the business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the January Form 8-K. No other modification to the January Form 8-K is being made by this Amendment.

Item 9.01. Financial Statements and Exhibits
(a)     Financial Statements of Business Acquired
The required audited financial statements of Cameleon for the years ended December 31, 2013 and 2012 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.
(b)    Pro Forma Financial Information
The required pro forma financial information for the year ended December 31, 2013 is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
(d)    Exhibits
The following exhibits are furnished as part of this Amendment:

Exhibit No.	Description
23.1	Consent of Independent Auditors.
99.1	Audited financial statements of Cameleon Software SA as of and for the years ended December 31, 2013 and 2012 and Report of Independent Auditors therein.
99.2	Unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROS HOLDINGS, INC.

Date: March 24, 2014

/s/ Charles H. Murphy Charles H. Murphy
Chief Financial Officer and Executive Vice President

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